1933 Act File No.  2-64536
                                                     1940 Act File No. 811-2924



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Post-Effective Amendment No. 19 [X]
                                      AND
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                    OF 1940
                              Amendment No. 17 [X]


         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.
                 (FORMERLY LORD ABBETT CASH RESERVE FUND, INC.)
                Exact Name of Registrant as Specified in Charter

                     767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                     Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                 Kenneth B. Cutler, Vice President & Secretary
                     767 Fifth Avenue, New York, N.Y. 10153
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

____ immediately on filing pursuant to paragraph (b) of Rule 485


 X    on November 1, 1995 pursuant to paragraph (b) of Rule 485


____ 60 days after filing pursuant to paragraph (a) (1) of Rule 485

____ on (date) pursuant to paragraph (a) (1) of Rule 485

____ 75 days after filing pursuant to paragraph (a) (2) of Rule 485

____ on (date) pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a) (1) and a Rule 24f-2 Notice for Registrant's most recent fiscal year was filed with the Commission on or about August 29, 1995.

                    LORD ABBETT FUNDAMENTAL VALUE FUND, INC.
                                   FORM N-1A
                             Cross Reference Sheet
                            Pursuant to Rule 481(a)


Form N-1A                      Location In Prospectus or
ITEM NO.                       STATEMENT OF ADDITIONAL INFORMATION

1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Cover Page; How We Invest
4 (b) (c)                      N/A
5 (a)(b) (c)                   Our Management; Back Cover Page
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management; Financial Highlights
5 (g)                          N/A
5 A                            N/A
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Yield, Taxes
6 (h)                          N/A
7 (a)                          Back Cover Page
7 (b) (c) (d)                  Purchases; New Asset Value; Shareholder Services
  (f)
7 (e)                          N/A
8 (a)                          Redemptions
8 (b)                          N/A
8 (c) (d)                      Redemptions
9                              N/A
10                             Cover Page
11                             Cover Page - Table of Contents
12                             N/A
13 (a) (b)                     Investment Objective and Policies
13 (c) (d)                     N/A
14                             Directors and Officers
15 (a) (b)                     N/A
15 (c)                         Directors and Officers
16 (a) (i)                     Investment Advisory and Other Services
16 (a) (ii)                    Directors and Officers
16 (a) (iii)                   Investment Advisory and Other Services
16 (b)                         Investment Advisory and Other Services
16 (c) (d) (e)
   (g)                         N/A
16 (f)                         Telephone Exchange Privilege and Rule 12b-1 Plan
16 (h)                         Investment Advisory and Other Services
16 (i)                         N/A

Form N-1A                      Location In Prospectus or
ITEM NO.                       STATEMENT OF ADDITIONAL INFORMATION


17 (a) (c)                     Portfolio Transactions
17 (b) (d) (e)                 N/A
18 (a)                         N/A - Prospectus Cover Page
18 (b)                         N/A
19 (a)                         Telephone Exchange Privilege and Rule 12b-1;
                               Shareholder Services and Retirement Plans
19 (b)                         Net Asset Value and Dividends
19 (c)                         N/A
20                             Taxes
21 (a)                         Investment Advisory and Other Services
21 (b) (c)                     N/A
22 (a)                         Yield
22 (b)                         N/A
23                             Financial Statements

LORD ABBETT U.S. GOVERNMENT
SECURITIES MONEY MARKET FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130


OUR FUND, LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC. (WE OR THE FUND), IS A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY INCORPORATED UNDER MARYLAND LAW ON MAY 9, 1979. WE HAVE A SINGLE CLASS OF SHARES WITH EQUAL RIGHTS AS TO VOTING, DIVIDENDS, ASSETS AND LIQUIDATION.


THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE HIGH CURRENT INCOME AND PRESERVATION OF CAPITAL THROUGH INVESTMENTS IN HIGH-QUALITY, SHORT-TERM LIQUID SECURITIES. THERE CAN BE NO ASSURANCE THAT THIS OBJECTIVE WILL BE ACHIEVED.

UNDER NORMAL CIRCUMSTANCES, THE FUND SEEKS TO ATTAIN ITS INVESTMENT OBJECTIVE BY INVESTING AT LEAST 65% OF ITS TOTAL ASSETS IN OBLIGATIONS ISSUED OR BACKED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES. THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING DIRECTLY TO THE FUND OR BY CALLING THE FUND AT 800-874-3733. ASK FOR PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION.


THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS NOVEMBER 1, 1995.


PROSPECTUS
INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUND OR BY CALLING 800-821-5129. IN ADDITION, YOU CAN MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

               CONTENTS                      PAGE

        1       Investment Objective         2
        2       Fee Table                    2
        3       Financial Highlights         2
        4       How We Invest                3
        5       Net Asset Value              4
        6       Purchases                    4
        7       Dividends, Yield and Taxes   5
        8       Redemptions                  6
        9       Our Management               6
        10      Shareholder Services         7


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OUR POLICY IS TO MAINTAIN, AND WE HAVE MAINTAINED, A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE. HOWEVER, AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

1    INVESTMENT OBJECTIVE
Our investment objective is to provide high current income and preservation of capital through investments in high-quality, short-term liquid securities.

2    FEE TABLE
A summary of the Funds expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load(1) on Purchases
(See Purchases)                              None
Deferred Sales Load(1) (See  Purchases)      None(2)
----------------------------------------------------
ANNUAL FUND OPERATING  EXPENSES
(as a percentage of average net assets)
Management Fee (See Our Management)          .50%
12b-1 Fee (See  Purchases).                  None(2)
Other Expenses (See Our  Management)         .36%
----------------------------------------------------
Total Operating Expenses                     .86%
====================================================



Example: Assume an annual return is 5% and no change in the level of expenses described above. For every $1,000 invested, with reinvestment of all dividends and distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


               1 year         3 years        5 years        10 years
               ------         -------        -------        --------
                $9(3)          $27(3)         $48(3)         $106(3)


(1) Sales load is referred to as sales charge and deferred sales load is referred to as contingent deferred reimbursement charge throughout this Prospectus.
(2) Other Lord Abbett-sponsored funds have instituted Rule 12b-1 plans that provide for a 1% contingent deferred reimbursement charge on shares subject to the 1% fee paid under those plans where those shares (or any shares of another fund received in exchange for those shares) are redeemed within 12 months of purchase or 24 months after the month of purchase. Although the Fund does not pay a 1% Rule 12b-1 fee, it will collect the contingent deferred reimbursement charge on behalf of other Lord Abbett funds.
(3)  Based on total operating expenses shown on table above.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.

3    FINIANCIAL HIGHLIGHTS
The following table has been audited by Deloitte & Touche LLP, independent auditors, in connection with their annual audit of the Funds Financial Statements, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained upon request and has been included herein in reliance upon their authority as experts in auditing and accounting.



PER SHARE OPERATING                                                   YEAR ENDED JUNE 30,
                                        --------------------------------------------------------------------------------------
PERFORMANCE:                            1995      1994     1993     1992     1991     1990     1989     1988     1987     1986
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .046      .025     .024     .038     .064     .077     .080     .062     .052     .068
Less Distributions
Dividends from net investment income    (.046)    (.025)   (.024)   (.038)   (.064)   (.077)   (.080)   (.062)   (.052)   (.068)
NET ASSET VALUE, END OF YEAR          $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                            4.65%     2.54%    2.43%    3.87%    6.55%    8.01%    8.32%    6.35%    5.31%    6.99%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)         $140,642  $156,069 $122,782 $147,229 $195,134 $195,547 $212,001 $211,795 $168,871 $193,527
RATIOS TO AVERAGE NET ASSETS:
Expenses, including waiver              0.86%     0.85%    0.87%    1.01%    0.95%    0.90%    0.87%    0.88%    1.03%    0.89%
Expenses, excluding waiver              0.86%     0.90%    0.96%    1.02%    0.95%    0.90%    0.87%    0.88%    1.03%    0.89%
Net investment income                   4.54%     2.56%    2.41%    3.86%    6.40%    7.74%    8.02%    6.17%    5.22%    6.77%
===================================================================================================================================

After taking into account management fee waiver.
See Notes to Financial Statements.

4    HOW WE INVEST
Our investment objective is to provide high current income and preservation of capital through investments in high-quality, short- term liquid securities. Under normal circumstances, the Fund will seek to achieve its objective by investing at least 65% of its total assets in obligations issued or backed by the U.S. Government, its agencies or instrumentalities. These obligations which must be eligible investments for a money market fund include: (1) obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance, and including Treasury bills, notes and bonds and (2)
obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as GNMA certificates), (b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the agency or instrumentality. Agencies and instrumentalities include Federal Home Loan Banks, Federal Home Loan Mortgage Association, Federal National Mortgage Association, Federal Farm Credit Banks and Student Loan Marketing Association.

With respect to not more than 35% of the Funds total assets, the Fund may invest in high-quality, short-term liquid securities, including certificates of deposit of domestic banks, corporate commercial paper, bankers acceptances, repurchase agreements, corporate bonds and notes and other debt instruments.

We seek to keep money at work in what we consider to be the most attractive short-term debt investments consistent with our objective. We invest in a portfolio of short-term liquid securities which have maturities of not more than 12 months from the date of settlement of our purchase, which may include, among other investments, the following.

BANK OBLIGATIONS: Obligations (including certificates of deposit and bankers acceptances) of U.S. banks and savings and loan associations which at the date of their latest public reporting had total assets in excess of $1 billion and capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER: Commercial paper (short-term unsecured promissory notes of corporations including variable amount master demand notes) which at the date of investment is rated A-1 by Standard & Poors Corporation (S&P) or P-1 by Moodys Investors Service, Inc. (Moodys) or, if not rated, is issued by companies having outstanding debt rated AAA or AA by S&P or Aaa or Aa by Moodys.

SHORT-TERM CORPORATE DEBT SECURITIES: Corporate debt securities (bonds and debentures) with no more than 12 months remaining to maturity at date of settlement and rated AAA or AA by S&P or Aaa or Aa by Moodys.

REPURCHASE AGREEMENTS: Repurchase agreements with (i) any member bank of the Federal Reserve System or primary dealer in U.S. Government securities or (ii) a broker-dealer for periods not to exceed 30 days and only with respect to underlying money market securities which throughout the period have a value at least equal to the amount of the repurchase price (including accrued interest).

We will not invest more than 25% of our assets in any one industry, except that there is no percentage limitation on our investments in obligations of banks, bank holding companies, finance companies or U.S. Government obligations.

We may invest in obligations (for example, commercial paper with a bank letter of credit or commercial paper of a subsidiary accompanied by a guarantee of the parent) other than those listed above if the obligation is accompanied by a guarantee of principal and interest, provided that the guarantee is that of a bank or corporation whose obligations we may otherwise purchase. Any such obligation and guarantee must be due within no more than 12 months from the date of settlement of our purchase.

We have no present plans to change our policies with regard to the types or maturities of securities in which we invest. However, if we determine that our investment objective can best be achieved by a change in investment policy or strategy, we may make such a change without shareholder approval by disclosing it in our Prospectus.

RULE 2A-7. In addition to the foregoing, our investment practices are also governed by certain portfolio maturity, diversification and quality requirements contained in Rule 2a-7, as amended, under the Investment Company Act of 1940 (the Rule). The Rule imposes these requirements on the Fund, both because we hold ourselves out as a money market fund and because we employ the amortized cost method of valuing our portfolio securities (see also Net Asset Value).

The Rules maturity requirements limit the Funds dollar-weighted average portfolio maturity to not more than 90 days and the maturity of any single portfolio  instrument  to not  more  than  397  days.  Generally  speaking,  the diversification provisions of the Rule limit our investments in (i) the securities of any one issuer, other than U.S. Government securities or repurchase agreements fully collateralized by U.S. Government securities (limited to 5% of our total assets, except with respect to certain investments held for three business days or less), (ii) securities issued by or subject to puts from any single institution (limited to 5% of total assets, except that unconditional puts are treated less restrictively) and (iii) securities that are neither rated nor comparable in quality to securities that are rated in the highest category by a requisite number of rating agencies (generally, limited to 5% of our total assets overall and the greater of $1 million or 1% of total assets in such securities of one issuer). Finally, as to the quality of our portfolio securities, the Rule permits us to invest only in securities that present minimal credit risks as determined by Lord, Abbett & Co. (Lord Abbett) (where such determination is delegable by the Board of Directors under the Rule) or by the Board of Directors (where not delegable) and that satisfy certain requirements in the Rule relating to ratings by nationally-recognized rating organizations.

If the Board of Directors should determine that continuing to abide by the conditions of the Rule is not in the best interest of our shareholders, we would neither use amortized cost nor hold ourselves out as a money market fund. However, we would continue to comply with our remaining policies and restrictions.

CONCENTRATION. We may invest more than 25% of our assets in finance companies, for example, General Electric Capital Corporation and General Motors Acceptance Corporation. To the extent that these finance companies are in the same industry and represent more than 25% of our assets, there would be concentration in that industry and exposure to the risk of nonpayment for that industry would be greater. However, to the extent that these investments are made pursuant to the policies above, including the maturity and quality requirements, this risk is minimized.

5    NET ASSET VALUE
The net asset value of our shares is calculated twice on each day that the New York Stock Exchange is open for trading; at 12 noon and at 2 P.M. (New York time). Securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to the Rule. The conditions of the Rule are briefly described above under How We Invest.

6    PURCHASES
Our shares are continuously offered at their net asset value (normally $1.00 per share) next determined after the purchase order in proper form is received by Lord Abbett. Proper purchase order form includes federal funds received by our custodian bank. The minimum initial investment is $1,000 for regular accounts; $250 for IRA, 403(b) and tax-qualified retirement plans. We may waive the initial investment minimum for plans involving continuous investments. Subsequent investments can be made in any amount. There is no sales charge.

You may open an account either by mail or wire. To open an account by mail, send the completed Application Form plus payment to Lord Abbett U.S. Government Securities Money Market Fund, Inc., P.O. Box 419576, Kansas City, Missouri 64141. Checks should be made payable to Lord Abbett U.S. Government Securities Money Market Fund, Inc.

To open an account by wire, first call us at 800-821-5129 to obtain an account number. You should direct payment wired in federal funds to our custodian bank, United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri and specify the name of the Fund and your account number in the wire. The Fund is not responsible for any delays in the wiring system.

In accordance with our investment objective, we intend to be invested as fully as possible at all times. Since we will be investing in instruments which normally require immediate payment in federal funds (monies credited to our custodian banks account with its regional Federal Reserve Bank), if your purchase order in all other respects is found to be in proper form, payment to complete a proper order normally will be considered received as follows.

     1. Payment transmitted by federal funds wire if wire and order, in proper form, are received by Lord Abbett prior to 12 noon (New York time) dividends begin accruing on the day of receipt. If wire and order, in proper form, are received after 12 noon (New York time) dividends begin accruing on the following business day.

     2. Payment by check or other negotiable bank draft drawn on U.S. banks after receipt of an order in proper form by Lord Abbett, dividends begin accruing on the business day on which the federal funds represented by such check or draft are made available to our custodian bank. Checks drawn on foreign banks will not be accepted unless provision is made for payment in U.S. dollars through a U.S. bank.

A purchase or redemption order is in proper form when it contains all of the information and documentation required by the order form or required supplementally by Lord Abbett or the Fund to carry out the order. Payments must be converted to federal funds by being credited to our custodian banks account with its Federal Reserve Bank. For required signatures, if the signer has any legal capacity, the signature and such capacity must be guaranteed by an eligible guarantor. Certain legal documents may be required from corporations or other organizations, executors, trustees and others in a fiduciary or representative capacity. If you have any questions concerning a purchase or redemption, call the Fund at 800-821-5129.

Subsequent investments can be made either by mail or wire. We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing. Stock certificates are issued only upon request and no stock certificates are issued for fractional shares.

RULE 12B-1 PLAN. The service fees described below are not being paid by the Fund (and have not been paid since July 1, 1992).

The Fund has adopted a Rule 12b-1 Plan (the Plan) which authorizes the Fund to pay service fees through Lord Abbett to dealers (except with respect to certain accounts for which tracking data is not available) in order to provide additional incentives for them to provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund. The annual service fee (payable quarterly) consists of .15% of the average daily net asset value of the Funds shares sold by broker-dealers.

Other Lord Abbett-sponsored funds (the Lord Abbett Family of Funds), not including the Lord Abbett Counsel Group, Lord Abbett Equity Fund (LAEF), Lord Abbett Series Fund, Inc. (LASF) and Lord Abbett Research Fund, Inc. if not offered to the general public (LARF), have adopted plans pursuant to Rule 12b-1 calling for, among other things, the payment of a one-time sales distribution fee, at the time of sale, not to exceed 1% of the net asset value of shares sold at the $1 million breakpoint (the 1% Family of Funds fee).

Series in the Lord Abbett Counsel Group also have adopted plans pursuant to Rule 12b-1 calling for, among other things, the payment of a service fee and a distribution fee, at the time shares are sold, not to exceed .25% and .75%, respectively, of the net asset value of such shares (the 1% Counsel Group fee).

The Fund pays neither such a 1% Family of Funds fee nor a 1% Counsel Group fee. If shares of another Lord Abbett-sponsored fund subject to a 1% Family of Funds fee or a 1% Counsel Group fee are exchanged for shares of the Fund and those Fund shares are later redeemed on or before the end of the twenty-fourth month after the month in which the original shares were purchased (in the case of a redemption of shares subject to the 1% Family of Funds fee) or before the first anniversary of the original shares purchase (in the case of a redemption of shares subject to the 1% Counsel Group fee), the Fund agrees to collect from the shareholder, at the time of redemption, a contingent deferred reimbursement charge of 1% of the cost of the original shares or the then current net asset value of the redeemed shares, whichever is less, to reimburse the fund or series that paid such 1% fee in the first instance. The Fund is currently collecting contingent deferred reimbursement charges on behalf of other Lord Abbett-sponsored funds under these circumstances even though the Fund is currently not making service fee payments under its own Plan. The timing, categories and calculation of this charge may be changed by vote (including a disinterested directors vote) of the Board of Directors. After such twenty-fourth month-end (in the case of the 1% Family of Funds fee) or such first anniversary (in the case of the 1% Counsel Group fee), the Fund will not collect such contingent deferred reimbursement charge. Redemptions of Fund shares in exchange for another Lord Abbett-sponsored fund (see Telephone Exchange Privilege in Shareholder Services) or by participants in qualified retirement plans under Section 401 of the Internal Revenue Code resulting from plan loans, hardship withdrawals, death, retirement or separation from service are excluded from this 1% reimbursement charge.

7    DIVIDENDS, YIELD AND TAXES
DIVIDENDS: On each day that the New York Stock Exchange is open for trading, our net income will be declared as a dividend to shareholders of record as of 12 noon (New York time) that day. Unless you elect to receive cash, dividends will be reinvested in additional shares on the monthly reinvestment date.

If you elect a cash payment, (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arranged for direct deposit, your payment will be wired directly to your bank account within one day after the payable date. If you redeem your entire account, all dividends declared to the effective time of redemption will be paid to you. Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.


YIELD: For the seven-day period ending June 30, 1995, our annualized yield was 4.96% and the compounded effective yield was 5.09%. On that date our portfolio had a dollar-weighted life to maturity of 29.5 days.


From time to time, the Fund may advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in any advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield information is useful in reviewing the Funds performance but, because yields will fluctuate, such information may not provide a basis for comparison with domestic bank deposits and other investments which pay a fixed yield for a stated period of time or other investment companies which may use a different method of computing yield.

TAXES: We intend to continue to qualify under the Internal Revenue Code as a regulated investment company. We will try to distribute to shareholders all our taxable income, so as to avoid the necessity of the Fund paying federal income tax. Dividends, whether received in cash or reinvested in additional shares, will generally be treated as ordinary income to shareholders for federal income tax purposes.


Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications. For more details, see the Application Form.


We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

8    REDEMPTIONS
We will redeem shares at our net asset value next determined after receipt by the Fund of a redemption request in the form described below. If you redeem all of your shares, you will receive, in addition to the net asset value thereof, all declared but unpaid dividends. You may elect to use either the expedited or regular redemption procedures or to redeem by check. If either the expedited procedure or checkwriting has been elected, no stock certificates will be issued. The expedited procedure and checkwriting may not be used to redeem shares purchased by check until 15 days after acceptance of the order, or, in the case of checks drawn on banks located outside of the United States, until the Fund determines that the check has cleared. Redemption requests with payment to be made by check will be accepted as of 2 P.M. (New York time) on the day of receipt so that you will receive that days dividend. Redemption requests with payment to be made by wire transfer will be effected at the last determined net asset value and you will not earn the dividend declared on the day shares are redeemed by wire if such a request is received prior to 12 noon (New York time).

CHECKWRITING. The Fund will provide you, upon request, with forms of checks drawn on the United Missouri Bank of Kansas City, N.A. (the Bank). These checks may be made payable to any person in any amount of not less than $500 nor more than $5,000,000. When such a check is presented to the Bank for payment, the Bank, as your agent, will request the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. You will continue earning daily dividends until the check has cleared. You will be subject to all applicable Bank rules and regulations including the right of the Bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment, even though you may have another account with sufficient value in your name on which the check was not written. You do not establish a checking or other account with the Bank for the purpose of FDIC federal deposit insurance or otherwise when you participate in this checkwriting privilege. The Fund and the Bank each reserves the right to modify or terminate this service at any time. Checks should not be used to close your account since your account earns dividends until the check clears, and the amount in your account, including accrued dividends, may not equal the amount of the check.

EXPEDITED PROCEDURE. Under the expedited procedure, you should designate on the Application Form an account at a domestic bank. Thereafter, the redemption proceeds normally will be transmitted by wire (minimum $1,000) or mailed by check to the designated account on the next business day following receipt of the request, except that if a redemption request for wire transfer is received prior to 12 noon (New York time), the redemption proceeds normally will be wired that day and shares so redeemed will not earn that days dividend. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

We reserve the right to increase the minimum that may be wired or to impose a reasonable charge for this service. You may transmit a redemption request to the Fund by telephone (call the Fund at 800-521-5316 and ask for Expedited Redemptions Lord Abbett U.S. Government Securities Money Market Fund ) or in writing. In order to use the expedited procedure, all redemption proceeds must be paid to the same bank and account as designated on the Application Form. To change the bank or account you must send a written request to the Fund with signature(s) guaranteed as described below.

REGULAR PROCEDURE. You must submit a written redemption request to the Fund in proper form. See Purchases for a description of when a redemption request (order) is in proper form. Normally, payment will be made by check mailed within one business day after receipt of a redemption request in proper form, although we reserve the right to make such payment within three business days.


GENERAL. Within three days after acceptance of a redemption request, we make payment in cash except that payment may be delayed until checks received for shares purchased have cleared. In addition, we may suspend the right of redemption or delay payment more than three days during any period when the New York Stock Exchange is closed (other than customary weekend or holiday closings) or an emergency exists as determined by the Securities and Exchange Commission
(SEC) so that disposal of our investments or determination of our net asset value is not reasonably practicable, or for such other periods as the SEC, by order, may permit for protection of our shareholders.


        Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 500 shares.


9    OUR MANAGEMENT
Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages over $18 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and executive and other personnel, pays the remuneration of our officers and our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to fifteen other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. David Seto, Executive Vice President, serves as portfolio manager of the Fund and has done so since March 1992. Prior to joining Lord Abbett, Mr. Seto was a portfolio manager for Lexington Management Corporation.

        Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. For the fiscal year ended June 30, 1995, the fee paid to Lord Abbett as a percentage of average daily net assets was at the annual rate of .50 of 1%. Our ratio of expenses, including management fee expenses, to average net assets for this fiscal year was .86%.

10   SHAREHOLDER SERVICES
We offer the following shareholder services:
     Telephone Exchange Privilege: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) LAEF, LARF and LASF, (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (iii) shares of the Fund acquired through exchange of shares of a fund in the Lord Abbett Family of Funds may be exchanged only for shares of a fund in that family, as noted above, and shares of the Fund acquired through exchange of shares of a series in the Lord Abbett Counsel Group may be exchanged only for shares of a series in that group (together, Eligible Funds). Shares purchased directly from the Fund may be exchanged only for shares of a fund in the Lord Abbett Family of Funds. You or your representative with proper identification can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges.


Exchanges for shares of any Eligible Fund will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. A sales charge will, however, be payable on exchanges for shares of any Eligible Fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the shares of the fund being exchanged were purchased directly from the Fund (not including shares described under Div-Move below). Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each funds net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN: Except for retirement plans for which there is no such minimum, if the offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum investment) into an existing account in any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.


RETIREMENT PLANS: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.


     All correspondence should be directed to Lord Abbett U.S. Government Securities Money Market Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

        THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY THE FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

UNDERWRITER AND INVESTMENT MANAGER
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419576
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                            NOVEMBER 1, 1995


                                  LORD ABBETT
                           U.S. GOVERNMENT SECURITIES
                            MONEY MARKET FUND, INC.
-----------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord Abbett & Co. ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated November 1, 1995.


Lord Abbett U.S. Government Securities Money Market Fund, Inc. (sometimes referred to as "we" or the "Fund") was incorporated under the name "Lord Abbett Cash Reserve Fund, Inc." Our name was changed to its present name in December 1993.


         TABLE OF CONTENTS                                             PAGE

         1.       Investment Objective and Policies                    2

         2.       Yield Calculation                                    3

         3.       Directors and Officers                               4

         4.       Investment Advisory and Other Services               6

         5.       Portfolio Transactions                               7

         6.       Net Asset Value and Dividends                        7

         7.       Telephone Exchange Privilege and Rule 12b-1 Plan     8

         8.       Shareholder Programs and Retirement Plans            9

         9.       Commercial Paper and Bond Ratings                    10

         10.      Taxes                                                12

         11.      Further Information About the Fund                   12

         12.      Financial Statements                                 12

                                       1.
                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective and policies are described in the Prospectus under "Investment Objective" and "How We Invest". The Prospectus also briefly describes the types of securities in which the Fund may invest. The following is a more detailed description of certain of these securities.

Direct U.S. Government obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. U.S. agency obligations are issued by agencies established under the authority of an act of Congress including, but not limited to, the Bank for Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.

Certificates of deposit are certificates issued in consideration for funds deposited in a bank or savings and loan association. They are for a definite period of time, earn a specified rate of return and are negotiable. Banker's acceptances are short-term credit instruments primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes; each party has the right to vary the amount of the outstanding indebtedness of the notes.

A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and repurchase price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. The underlying securities will consist only of securities in which we may otherwise invest and their value will be marked to market daily to ensure that such value is at least equal to the repurchase price (including accrued interest). Repurchase agreements usually are for short periods. In the event of bankruptcy or other default by the seller, we would be subject to possible risks such as delays and expenses in liquidating the underlying securities, decline in value of the underlying securities and loss of interest. To minimize any such risk, the creditworthiness of entities with whom we enter into repurchase agreements is carefully evaluated by our investment manager, Lord Abbett.

In addition to those policies described in the Prospectus, we are subject to the following investment restrictions which cannot be changed without shareholder approval. We may not: (1) buy common stocks or other voting securities; (2) sell short or buy on margin (except for such short-term credits as are necessary for the clearance of transactions); (3) write or buy put or call options; (4) borrow money, except from banks (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts up to 5% of our assets taken at cost or (b) in an amount up to 33 1/3% of our total assets in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities (we will repay all borrowings before making additional investments and interest paid on any such borrowings will reduce net income);
(5) engage in the underwriting of any security issued by other persons except to the extent that in selling portfolio securities we may be deemed to be an
underwriter  under  federal   securities  laws;  (6)  acquire   securities  with
contractual or other restrictions on resale, except in connection with repurchase agreements; (7) invest 25% or more of the value of our assets in securities of issuers in any one industry, except we may invest more than 25% in short-term securities issued by the U.S. Government or its agencies or instrumentalities, finance companies, or banks or bank holding companies; (8) buy or sell real estate, although we may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein; (9) buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (10) make loans, except for (a) time or demand deposits with banks, (b) purchasing commercial paper or publicly-offered debt securities at original issue or otherwise, (c) repurchase agreements (to the extent they may be considered loans) with sellers of securities we have bought provided not more than 10% of our assets, taken at cost, may be invested in repurchase agreements maturing in more than seven days and (d) loans of our portfolio securities to registered broker-dealers if 100% secured by cash or cash equivalents, made in full compliance with applicable regulations and which, in management's opinion, do not expose us to significant risks; (11) buy securities of an issuer if the purchase would then cause more than 5% of our assets, taken at cost, to be invested in the securities of any one issuer, except the U.S. Government, its agencies or instrumentalities; (12) buy securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (13) pledge, mortgage or hypothecate our assets except to secure borrowings as may be permissible under (4) above, and in an aggregate amount not to exceed 10% of our net assets; (14) buy the securities of a company, which (including predecessors) has a record of less than three years' continuous operation if such purchase would then cause more than 5% of our assets to be invested in the securities of such companies; and (15) buy or hold the outstanding securities of any issuer if, to the knowledge of our management, our officers and directors and the partners of Lord Abbett, each of whom owns beneficially more than 1/2 of 1% of such securities, together own beneficially more than 5% of such securities.

While restriction number 4 permits us to borrow money, we have not borrowed any money to date.

                                       2.
                               YIELD CALCULATION

We calculate our "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Our "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 1995 of the calculation of both "yield" and "effective yield":


Value of  hypothetical  account with
exactly one share at beginning of
base period                                                      $1.000000000
-------------------------------------------------------------------------------
Value of same account at end of base
period                                                           $ 1.000952000
Net change in account value                                      $ .000952000
===============================================================================
Base period  return (net change in
account  value  divided by the
beginning account value)                                         .000952000%
-------------------------------------------------------------------------------

"Yield" [base period return
times (365 divided by 7)]                                        4.96%

------------------------------------------------------------------------------
"Effective yield" [(base period
return + 1) 365/7] - 1                                           5.09%


On June 30, 1995, our portfolio had a  dollar-weighted  life to maturity of
29.5 days.

Publishing of the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

The Fund's yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Fund is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Fund during the period and on the relative amount of new money coming into the Fund which has to be invested at a different yield than that represented by existing assets.

                                       3.
                             DIRECTORS AND OFFICERS

The following directors are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds (except for Mr. Dow, who is not a director of Lord Abbett Research Fund, Inc.). They are "interested persons" as defined in the Investment Company Act of 1940.


Ronald P. Lynch, age 59, Chairman and President
Robert S. Dow, age 50, President


The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors.


E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.


Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon.  Age 64.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 69.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm that specializes in strategic planning and customer-specific marketing. Formerly Acquisition Consultant, The Noel Group, a private consulting firm (1994). Formerly Chairman and Chief Executive Officer of Lincoln Foods, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corporation, a subsidiary of Nestle S.A. (Switzerland). Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company. Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.


The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

               For the Fiscal Year Ended June 30, 1995
-----------------------------------------------------------------------------------
(1)                      (2)                 (3)                 (4)                      (5)
                                          Pension or            Estimated Annual       For Year Ended
                                          Retirement Benefits   Benefits Upon          December 31, 1994
                                          Accrued by the        Retirement Proposed    Total Compensation
                        Aggregate         Fund and Fifteen      to be Paid by the      Accrued by the Fund and
                        Compensation      Other Lord            Fund and Fifteen       Fifteen Other Lord
                        Accrued by        Abbett-sponsored      Other Lord Abbett-     Abbett-sponsored
Name of Director        the Fund (1)      Funds                 sponsored Funds(2)     Funds(3)
----------------        ------------      -------------------   -------------------    -----------------------

E. Thayer Bigelow(4)    $413              $ 7,556                $33,600                $8,400
Thomas F. Creamer (5)   $110              $27,578                $33,600                $29,650
Stewart S. Dixon        $581              $22,595                $33,600                $43,600
John C. Jansing         $591              $28,636                $33,600                $42,500
C. Alan MacDonald       $597              $27,508                $33,600                $41,500
Hansel B.Millican, Jr.  $588              $24,892                $33,600                $41,750
Thomas J.Neff           $573              $16,294                $33,600                $41,200

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. Fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund for the fiscal year ended June 30, 1995 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows as of June 30, 1995: Mr. Bigelow, $419: Mr. Creamer, $14,914; Mr. Dixon, $20,151; Mr.
Jansing, $20,836; Mr. MacDonald, $8,699; Mr. Millican, $20,711 and Mr. Neff, $20,929.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated, except in the case of Mr. Creamer, would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended June 30 , 1995 with respect to the retirement benefits set forth in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1994.


4. Mr. Bigelow was elected a director of the Fund on October 19, 1994.

5. Mr. Creamer retired as a director of the Fund effective September 21, 1994. The stated amount of his retirement income (column 4) is the annual amount payable to him by the Lord Abbett-sponsored funds before reduction for a joint-and-survivor spousal benefit.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Dow, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: David Seto, age 35, Executive Vice President; Kenneth B. Cutler, age 62, Vice President and Secretary; Stephen I. Allen, age 41; Daniel E. Carper, age 43; Robert S. Dow, age 50; Thomas S. Henderson, age 63; Robert G. Morris, age 51; E. Wayne Nordberg, age 57; John J. Gargana, Jr., age 63; Paul A. Hilstad, age 53, (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 62; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.


As of September 30, 1995, our directors and officers, as a group, owned less than 1% of our outstanding shares.


                                       4.
                     INVESTMENT ADVISORY AND OTHER SERVICES


As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of our net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .4 of 1% of such assets over $500,000,000. For the fiscal years ended June 30, 1995, 1994 and 1993, the management fees paid to Lord Abbett amounted to $775,871, $595,657 and $571,659, respectively. For the fiscal years ended June 30, 1994 and 1993, the management fees would have been $661,762 and, $694,541, respectively, had Lord Abbett not waived a portion of its fee for those years. Lord Abbett did not waive a portion of its fee for the fiscal year ended June 30, 1995.


We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, fees and expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions expenses.


We have agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. The expense limitation is a condition on the registration of investment company shares for sale in California and applies so long as our shares are registered for sale in that State.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income.

                                       5.
                             PORTFOLIO TRANSACTIONS

We expect that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. We usually will pay no brokerage commissions for such purchases and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Our traders, who are officers of the Fund and also employees of Lord Abbett, implement these decisions. They do the trading as well for other accounts- -investment companies (of which they are also officers) and other clients--managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

Our policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. We make no commitments regarding the allocation of brokerage business to or among broker-dealers.

                                       6.
                         NET ASSET VALUE AND DIVIDENDS

NET ASSET VALUE. The determination of our net asset value is described under "Net Asset Value" in the Prospectus.

As disclosed in the Prospectus, we calculate our net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions but there is no assurance that we shall be able to do so. Although we have received an exemptive order from the Securities and Exchange Commission which permits us to round our net asset value per share to the nearest cent for such purpose, our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act") so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund. (See Prospectus - "How We Invest
- Rule 2a-7".)

DIVIDENDS. As described in the Prospectus under "Dividends, Yield and Taxes," our net income will be declared as a dividend daily. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

                                       7.
                        TELEPHONE EXCHANGE PRIVILEGE AND
                                RULE 12B-1 PLAN

TELEPHONE EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for those of any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF") and Lord Abbett Research Fund ("LARF") and (ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale. However, shares of the Fund acquired through exchange for shares of a fund in the Lord Abbett Family of Funds (described below) may be exchanged only for shares of a fund in that family. Shares of the Fund acquired through exchange for shares of a series in the Lord Abbett Counsel Group (described below) may be exchanged only for shares of a series in that group. Shares purchased directly from the Fund may be exchanged only for shares of a fund in the Lord Abbett Family of Funds.

You or your representative with proper identification can instruct the Fund to exchange by telephone. All shareholders have this privilege unless they refuse it in writing. Exchanges for shares of any eligible Lord Abbett-sponsored fund will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. A sales charge will, however, be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Fund shares being exchanged were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions for the exchange must be received by the Fund in Kansas City prior to the close of the NYSE to obtain the other fund's net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett. An "exchange" is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

THE LORD ABBETT FAMILY OF FUNDS. The funds (or series within a fund) in the Lord Abbett Family of Funds, together with the Fund, make up the Family for purposes of the Family's exchange privilege.

LORD ABBETT COUNSEL GROUP. The various series of Lord Abbett Securities Trust, together with the Fund, makes up the Lord Abbett Counsel Group for purposes of the Group's exchange privilege.

RULE 12B-1 PLAN. The Fund is not making payments of Rule 12b-1 service fees. As described in the Fund's current Prospectus, the Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the Act. In adopting the Plan and in approving its continuance, the Board of Directors has concluded that based on information requested by the Board and provided by Lord Abbett, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The expected benefits include greater sales, lower redemptions of Fund shares and a higher quality of service to shareholders by dealers than otherwise would be the case. Lord Abbett is to use all amounts received under the Plan for payments to dealers for (i) providing continuous services to the Fund's shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund. Further, the Plan permits Lord Abbett to use such fees to finance any activity which is primarily intended to result in the sale of shares of the Fund, provided that (i) the Board of Directors, including a majority of the disinterested directors, shall have approved the timing, categories and calculation of such payments and (ii) Lord Abbett shall neither retain any portion of such payments nor use such payments for its obligations under its Distribution Agreement with the Fund.

The Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the Fund's directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on such Plan. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's directors, including a majority of the outside directors. The Plan may be terminated at any time by vote of a majority of the Fund's outside directors or by vote of the holders of a majority of the Fund's outstanding voting securities.

As stated in the Prospectus, a 1% contingent deferred reimbursement charge ("CDRC") is imposed with respect to those shares of the Fund bought in exchange for shares of another Lord Abbett-sponsored fund or series on which the other fund has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Fund within a period of 24 months from the end of the month in which the original sale occurred in the case of shares bought in exchange for shares of a fund in the Lord Abbett Family of Funds or within a period of 12 months from the end of the month in which the original sale occurred in the case of shares bought in exchange for shares of a Series in the Lord Abbett Counsel Group. The Fund does not pay such a 1% 12b-1 fee with respect to shares purchased from it in a non-exchange transaction.

In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of the shares for which such shares were exchanged ("Exchanged Shares"). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

                                       8.
                   SHAREHOLDER PROGRAMS AND RETIREMENT PLANS

We have several programs available. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.


The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       9.
                       COMMERCIAL PAPER AND BOND RATINGS


COMMERCIAL PAPER RATINGS

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                      10.
                                     TAXES

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will not qualify for the dividends-received deduction for corporations.

                                      11.
                       FURTHER INFORMATION ABOUT THE FUND

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                      12.
                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended June 30, 1995 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1995 Annual Report to Shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C         OTHER INFORMATION

Item 24.       Financial Statements and Exhibits
                      ---------------------------------
               (a) Financial Statements


               Part A - Financial Highlights for the 10 years ended
               June 30, 1995.
               Part B -Statement of Net Assets at June 30, 1995. Statement of Operations for the year ended June 30, 1995. Statements of Changes in Net Assets for the years ended June 30, 1995 and 1994.


               (b) Exhibits


               (11)    Consent of Deloitte & Touche LLP*
               (16)    Yield calculation.*


               *  Filed herewith


Item 25.       Persons Controlled by or Under Common Control with Registrant

                    None.


Item 26.       Number of Record Holders of Securities


               At September 30, 1995-10,066



Item 27.  Indemnification

               Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

               The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

               In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both
               Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2- 418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said
               Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC- 11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 28   Business and Other Connections of Investment Adviser

               Lord, Abbett & Co. acts as investment adviser for seventeen other open-end investment companies (of which it is principal
               underwriter   for  fifteen),   and  as   investment   adviser  to
               approximately 5,100 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

              John J. Walsh
              Trustee
              The Brooklyn Hospital Center
              100 Parkside Avenue
              Brooklyn, N.Y.


Item 29   Principal Underwriter

                (a) Affiliated Fund, Inc.
                    Lord Abbett U.S. Government Securities Fund, Inc. Lord Abbett Bond-Debenture Fund, Inc.
                    Lord Abbett Value Appreciation Fund, Inc.
                    Lord Abbett Developing Growth Fund, Inc.
                    Lord Abbett Global Fund, Inc.
                    Lord Abbett Tax-Free Income Fund, Inc.
                    Lord Abbett California Tax-Free Income Fund, Inc. Lord Abbett U.S. Government Securities Money Market Fund, Inc.
                    Lord Abbett Series Fund, Inc.
                    Lord Abbett Equity Fund
                    Lord Abbett Tax-Free Income Trust
                    Lord Abbett Securities Trust
                    Lord Abbett Investment Trust


           Investment Advisor
           ------------------
           Lord Abbett Research Fund, Inc. (Mid-Cap Series and Series I) American Skandia Trust (Lord Abbett Growth and Income Portfolio)


                (b)      The partners of Lord, Abbett & Co. are:


                     Name and Principal      Positions and Offices
                     Business Address        with Registrant
                     ------------------      ----------------------
                     Ronald P. Lynch         Chairman and Director
                     Stephen I. Allen        Vice President
                     Daniel E. Carper        Vice President
                     Kenneth B. Cutler       Vice President & Secretary
                     Robert S. Dow           President & Director
                     Thomas S. Hnderson      Vice President and Director
                     Robert G. Morris        Vice President
                     E. Wayne Nordberg       Vice President
                     John J. Walsh           Vice President

               (1) Each of the above has as a principal business address: 767 Fifth Avenue, New York, New York

                    (c)     Not Applicable

Item 30.  Location of Accounts and Records

               Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

               Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

               Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.


Item 31.   Management Services

           None


Item 32.  Undertakings

          None

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of October, 1995



                  LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.

                   By  /s/ Ronald P. Lynch
                       Ronald P. Lynch,
                       Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                    Chairman of the Board
 /s/  Ronald P. Lynch                   and Director
Ronald P. Lynch                                 (Title)                 10/31/95


/s/ Robert S. Dow                   President and Director
Robert S. Dow                                   (Title)                 10/31/95


                                    Vice President and
 /s/ John J. Gargana, Jr.           Chief Financial Officer
John J. Gargana, Jr.                            (Title)                 10/31/95


/s/ E. Thayer Bigelow                           Director
E. Thayer Bigelow                               (Title)                 10/31/95


/s/ Stewart S. Dixon                            Director
Stewart S. Dixon                                (Title)                 10/31/95


/s/ John C. Jansing                             Director
John C. Jansing                                 (Title)                 10/31/95


/s/ C. Alan MacDonald                           Director
C. Alan MacDonald                               (Title)                 10/31/95


/s/ Hansel B. Millican, Jr.                     Director
Hansel B. Millican, Jr.                         (Title)                 10/31/95


/s/ Thomas J. Neff                              Director
Thomas J. Neff                                  (Title)                 10/31/95

                                 EXHIBIT INDEX

EXHIBIT
NO.                 DESCRIPTION
-------             -----------
11            Consent of Deloitte & Touche LLP
16            Yield calculation.